SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2000
                                                         -----------------

                    INTEGRATED PACKAGING ASSEMBLY CORPORATION
               (Exact name of registrant as specified in charter)

             DELAWARE                    000-22712               77-0309372
-------------------------------   ------------------------  --------------------
 (State or other jurisdiction     (Commission file number)      (IRS Employer
         of incorporation)                                   Identification No.)

2221 Oakland Road, San Jose, CA                                     95131
-------------------------------                                --------------
  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (408) 321-3600
                                                           --------------

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     PricewaterhouseCoopers LLP has served as the independent accountants of Integrated Packaging Assembly Corporation (the "Registrant").

     (a)  Previous independent accountants.

           (i) On November 20, 2000, PricewaterhouseCoopers LLP resigned as the Registrant's independent accountants.

          (ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their reports for each such year included an explanatory paragraph regarding the Registrant's ability to continue as a going concern.

         (iii) The independent accountants resigned, and, accordingly, the change in independent accountants was not approved by the Registrant's Audit Committee.

          (iv) During the Registrant's two most recent fiscal years and through the date of this Report, the Company has had no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in its report on the financial statements of the Registrant for such years.

           (v) In connection with the independent auditors' fiscal year 1999 audit, the auditors communicated to management and the Registrant's Audit Committee specific reportable conditions relating to the design or operation of internal control that, in PricewaterhouseCoopers LLP's judgment, could adversely affect the organization's ability to process, summarize, and report financial data consistent with the assertions of management in the financial statements. Specific matters noted included the following: (1) management should evaluate accounting and finance personnel to determine the adequacy in terms of head count, time commitments and skill levels, (2) appropriate segregation of duties and management structure should be considered, and (3) management should ensure that there is appropriate documentation of related party transactions and that related party balances are appropriately reconciled.

          (vi) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 28, 2000, is filed as Exhibit 16.1 to this Form 8-K.

     (b)  New independent accountants.

     The Company has not yet engaged new independent accountants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 28, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTEGRATED PACKAGING ASSEMBLY CORPORATION



                                       By:  /s/ EDMOND TSENG
                                            Chief Executive Officer

Dated: November 28, 2000

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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                            DESCRIPTION

    16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 28, 2000.